EXHIBIT 99.1



     CERTIFICATION OF CHIEF EXECUTIVE OFFICER AND CHIEF FINANCIAL OFFICER
                    PURSUANT TO 18 U.S.C. SECTION 1350,
                          AS ADOPTED PURSUANT TO
               SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002



I, Young K. Sohn, certify, pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that the Annual Report of Oak Technology, Inc. on Form 10-K for the fiscal year ended June 30, 2002 fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934 and that information contained in such Annual Report on Form 10-K fairly presents in all material respects the financial condition and results of operations of Oak Technology, Inc.



                                   By:    /s/ YOUNG K. SOHN
                                          ------------------------------
                                   Name:  Young K. Sohn

                                   Title: Chairman of the Board of Directors,
                                          President and Chief Executive Officer

                                   Date:  August 28, 2002


     I, John S. Edmunds, certify, pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that the Annual Report of Oak Technology, Inc. on Form 10-K for the fiscal year ended June 30, 2002 fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934 and that information contained in such Annual Report on Form 10-K fairly presents in all material respects the financial condition and results of operations of Oak Technology, Inc.



                                   By:    /s/ JOHN S. EDMUNDS
                                          ------------------------------
                                   Name:  John S. Edmunds

                                   Title: Senior Vice President of
                                          Finance and Chief Financial Officer

                                   Date:  August 28, 2002




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